UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

Sports Entertainment Gaming Global Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd.,4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

8.01 Other Events

On November 4, 2026, Sports Entertainment Gaming Global Corporation (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) Office of the General Counsel stating that the Company has regained compliance with Listing Rule 5250(c)(1) and is therefore in compliance with the listing requirements of The Nasdaq Global Market. The letter also states that the November 19, 2026 hearing before a Nasdaq Hearings Panel (the “Panel”) has been cancelled and that the Company’s securities will continue to be listed and traded on The Nasdaq Stock Market.

As previously disclosed, on October 14, 2026, the Company received a letter from the Listing Qualifications Department (the “Staff”) of Nasdaq stating that the Company had not regained compliance with Nasdaq Listing Rule 5250(c)(1) because it had not filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Q2 Form 10-Q”). The Company requested a hearing before the Panel, which was scheduled for November 19, 2026. The Company filed its Q2 Form 10-Q with the Securities and Exchange Commission (the “SEC”) on November 2, 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about the continued listing of the Company’s securities and its ability to maintain compliance with Nasdaq’s listing requirements. These statements are based on current expectations and are subject to risks and uncertainties, including delays in completing the Company’s financial statements or its auditor’s review, and the other risks described in the Company’s filings with the SEC. There can be no assurance that the Company will timely file its future periodic reports or maintain compliance with Nasdaq’s continued listing requirements. Actual results may differ materially. The Company undertakes no obligation to update these statements except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Entertainment Gaming Global Corporation.

	By:	/s/ Robert J. Stubblefield
	Name:	Robert J. Stubblefield
	Title:	Interim Chief Executive Officer

November 5, 2026